                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 January 4, 2002
                                 ---------------
                Date of report (Date of earliest event reported)


                                JagNotes.com Inc.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)


    Nevada                         000-28761                    88-0380546
    ------                         ---------                    ----------
(State or Other              (Commission File Number)          (IRS Employer
 Jurisdiction of                                             Identification No.)
 Incorporation)

6865 SW 18th Street, Suite B13, Boca Raton, Florida               33433
---------------------------------------------------               -----
(Address of Principal Executive Offices)                         (Zip Code)

                                 (561) 393-0605
                                 --------------
               Registrant's telephone number, including area code



                                 Not Applicable
                      ------------------------------------
             (Former Name or Address, if Changed Since Last Report)

Item 5.  Other Events.

On January 4, 2002, GO WEST Entertainment, Inc. ("GO West") informed JagNotes.com Inc. (the "Company") of its decision not to proceed with, or entertain further discussions regarding, the proposed acquisition of a 50.1% interest in the Company by Go West, the terms and conditions of which were set forth in a letter of intent, dated December 3, 2001, among the Company, Go West and the shareholders of Go West, a copy of which was filed on December 4, 2001 with the Securities and Exchange Commission as Exhibit 99.2 to the Company's Current Report on Form 8-K.

A copy of the letter from Go West to the Company delivered on January 4, 2002 confirming the termination of negotiations is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements,  Pro Forma Financial Information and Exhibits.

99.1     Letter from Go West to the Company delivered on January 4, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 JagNotes.com Inc.


Date: January 11, 2002                           By:   /s/ Gary Valinoti
                                                      ---------------------
                                                 Name:  Gary Valinoti
                                                 Title: President & CEO

                                INDEX TO EXHIBITS

Exhibit No.   Description                                                                   Page
-----------   -----------                                                                   ----
99.1           Letter from Go West to the Company delivered on January 4, 2002.              5